SUPPLEMENT DATED MAY 29, 2020 TO

THE PROSPECTUS DATED OCTOBER 25, 2019

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1949

NDR Rising Rate Defensive Equity Portfolio, Series 13

File No. 333-233511

Notwithstanding anything to the contrary in the Prospectus, the deferred sales fee will be deducted in three installments. The first installment ($0.075 per unit) was deducted on the last business day of May 2020. The second and third installments (each $0.075 per unit) will be deducted on the last business day of June 2020 and January 2021. If units are redeemed prior to the second or third deferred sales fee installment, the remaining deferred sales fee will be collected. Please see the Prospectus for additional information.

Please keep for future reference.